As filed with the Securities and Exchange Commission on November 19, 1999
                                                      Registration No. 333-81321


                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                AMENDMENT NO. 3
                       (POST EFFECTIVE AMENDMENT NO. 1)
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                            ONHEALTH NETWORK COMPANY
             (Exact name of registrant as specified in its charter)


Washington                             7372                      41-1686038
(State of incorporation     Primary Standard Industrial      (I.R.S. Employer
or organization)            Code Number                     Identification No.)


                          808 Howell Street, Suite 400
                           Seattle, Washington 98101
                                 (206) 583-0100
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive office)


                               ROBERT N. GOODMAN
                            Chief Executive Officer
                          808 Howell Street, Suite 400
                           Seattle, Washington 98101
                                 (206) 583-0100
 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                        Copies of all communications to:

                                 GARY J. KOCHER
                           Preston Gates & Ellis LLP
                          701 Fifth Avenue Suite 5000
                         Seattle, Washington 98104-7078
                                 (206) 623-7580



  Approximate date of commencement of proposed sale to the public: From time to time after the registration statement is declared effective.

  If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[_]

  If any of the Securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.[_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[_]

     The sole purpose of this Amendment No. 3 (Post Effective Amendment No. 1) to Form S-3 Registration Statement is to file Exhibit No. 1.2 as an Exhibit to the Registration Statement.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on the 19th day of November, 1999.

                                     Onhealth Network Company

                                             /s/   Robert N. Goodman
                                             -----------------------------------
                                      By:
                                                   Robert N. Goodman
                                          President and Chief Executive Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to Registration Statement on Form S-3 has been signed by the following persons in the capacities indicated on November 19, 1999.

           Signature                                      Title
           ---------                                      -----

/s/   Robert N. Goodman          President, Chief Executive Officer, Director (Principal
Robert N. Goodman                Executive Officer)

/s/   Ronald M. Stevens          Chief Financial Officer (Principal Financial and
Ronald M. Stevens                Accounting Officer)

*                                Chairman of the Board of Directors
-----------------------------
Michael A. Brochu

*                                Director
-----------------------------
Ann Kirschner

*                                Director
-----------------------------
Ram Shriram

*                                Director
-----------------------------
Rick Thompson

----------------
* Pursuant to power of Attorney dated June 21, 1999

               /s/   Robert N. Goodman
               ---------------------------------
                     Attorney-in-Fact

Item 16.  Exhibits and Financial Statement Schedules.


Exhibit                       Description
-------       -------------------------------------------------
  No.
  ---

  1.1         Underwriting Agreement*
  1.2         Subscription Agreement
  3.2         Bylaws of the Company***
  5           Opinion of Preston Gates & Ellis LLP regarding legality*
  23.1        Consent of Ernst & Young LLP, Independent Auditors *
  23.2        Consent of Preston Gates & Ellis LLP (contained in Exhibit 5) *
  24          Power of Attorney*

_______________________
  *  Previously filed
 ** Incorporated by reference to the Form S-3 of the Registrant filed June 20, 1999 (333-81321)
*** Incorporated by reference to the Form S-3 of the Registrant filed December 31, 1998 (333-69989).